UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2011, the Compensation Committee of the Board of Directors of Casella Waste Systems, Inc. (the “Company”) approved a cash bonus plan for the Company’s executive officers for fiscal year 2012 (the “Bonus Plan”), pursuant to which the Company’s executive officers are eligible to receive an annual cash bonus upon the Company’s achievement of specified targets with respect to the following corporate goals for the fiscal year ending April 30, 2012: earnings before interest and tax, adjusted to exclude any accruals for incentive bonus and any one-time non-recurring gains or losses (“Pre-Bonus EBIT”), and price growth from existing customers (“Price Growth”).  Under the Bonus Plan, each of Douglas Casella, Paul Larkin and Edwin Johnson is eligible to receive an annual cash bonus of up to 85% of his annual base salary for fiscal year 2012, and John Casella is eligible to receive an annual cash bonus of up to 100% of his annual base salary for fiscal year 2012.

For fiscal year 2012, the target levels for each metric and the aggregate percentage of the bonus to be paid upon achievement of the specified targets are set forth as follows:

Target	Aggregate Percentage Payout Upon Achievement of Target
Pre-Bonus EBIT	85%

Price Growth	15%

Also on June 14, 2011, the Compensation Committee granted long-term incentive restricted stock unit awards pursuant to the Company’s stock incentive plan to a number of Company employees, including its executive officers.  These restricted stock units, each of which represents a share of the Company’s Class A common stock, are subject to vesting.  A total of 50% of each award will vest over a three-year period, based on the employee’s continued employment with the Company.  The remaining 50% of the stock unit award is subject to performance vesting based on the attainment by the Company of a targeted annual return on net assets during the fiscal year ending April 30, 2014.  The restricted stock unit award recipient may earn between 50% and 125% of the target number of restricted stock units based on the achievement of specified targets.  The table below sets forth the target number of restricted stock units that each of the Company’s executive officers is eligible to receive if all performance objectives are achieved:

Name	Stock Unit Award
John Casella	45,985
Douglas Casella	39,808
Paul Larkin	44,098
Edwin Johnson	44,098

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: June 20, 2011	By:	/s/ John W. Casella

John W. Casella Chairman and Chief Executive Officer